________________________________________________________

EXHIBIT 1A-13

TESTING THE WATERS

________________________________________________________

1A-13-1

1A-13-2

08:37

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This post is doing better than 80% of your recent posts. Promote it to reach a wider audience. View Insights

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Liked by **gsullivanjr** and **22 others**

raresapp Our CEO @geromesapp in the studio introducing our rare collection of sneakers to the world, one dope sneaker at a time! #raresapp #InvestInTheCulture™

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|DISCLAIMER: https://rares.io/disclaimer|

370 Markets LLC is "testing the waters" for possible offerings of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from Matt Hall, 8545 W. Warm Springs Rd., Ste. A4-192 Las Vegas, NV 89113 and oc@rares.io). You may also obtain a copy of the Preliminary Offering Circular at https://www.sec.gov/cgi-bin/browse-edgar?CIK=1832034

mandinisnyder 🔥🔥🔥

3 days ago

08:37

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raresapp Rares not only specializes in offering fractional ownership in some of the rarest most coveted sneakers in the world, but we also enjoy telling the unique stories around these one of a kind assets. This ultra rare 2004 Kobe Bryant Air Force 1, was a "Friends & Family" edition of the sneaker. This means that the sneaker was never mass produced, but only made for a lucky few "Friends & Family" of the late NBA great Kobe Bryant. This sneaker is also unique because it's not only a "Friends & Family" edition sneaker, but it's also a (PE) PLAYER EDITION in a size 14. That means that this Rare sneaker was made for Kobe Bryant who also wore a size 14! | Rares.io launch coming soon! | #InvestInTheCulture™ #RaresApp

.

.

|DISCLAIMER: https://rares.io/disclaimer|

370 Markets LLC is "testing the waters" for possible offerings of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from Matt Hall, 8545 W. Warm Springs Rd., Ste. A4-192 Las Vegas, NV 89113 and oc@rares.io). You may also obtain a copy of the Preliminary Offering Circular at https://www.sec.gov/cgi-bin/browse-edgar?CIK=1832034

08:37

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THIS IS NOT A SHOE
IT'S AN ASSET CLASS

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raresapp Thanks @bloombergbusiness for shining light on our amazing industry! The RARES team has BIG NEWS coming soon! www.Rares.io | #InvestInTheCulture #LaunchingSoon @businessweek

.

.

|DISCLAIMER: https://rares.io/disclaimer|

370 Markets LLC is "testing the waters" for possible offerings of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from Matt Hall, 8545 W. Warm Springs Rd., Ste. A4-192 Las Vegas, NV 89113 and oc@rares.io). You may also obtain a copy of the Preliminary Offering Circular at https://www.sec.gov/cgi-bin/browse-edgar?CIK=1832034

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nurse_milli 😮 🤩 🔥

amoh_2k28 🚀 🔥 🚀

08:37

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78 views · Liked by **andre_violante** and **matthewdhall1**

raresapp Down in Houston, TX where our Founder/CEO Gerome Sapp is from, wearing a fresh new pair of Air Jordan's right out the box is called: "J-Walking" 😉 So, the team here at RARES wants to see how you guys "J-Walk!" It's easy, just take the most creative video of you (or a friend) walking in a pair (or multiple pairs) of Air Jordan's! When you post the video to your social, just tag us in the post and use the #hashtag #JwalkingwithRares | This will be fun!

.

.

|DISCLAIMER: https://rares.io/disclaimer|

370 Markets LLC is "testing the waters" for possible offerings of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from Matt Hall, 8545 W. Warm Springs Rd., Ste. A4-192 Las Vegas, NV 89113 and oc@rares.io). You may also obtain a copy of the Preliminary Offering Circular at https://www.sec.gov/cgi-bin/browse-edgar?CIK=1832034

February 24

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103 views · Liked by **andre_violante** and **matthewdhall1**

raresapp Air Jordan VI carmine release craziness! So how many of these people do y'all think are trying to get a pair to flip? Here are the top 5 reasons from this video alone why our app will make your life easier!

1. No long line
2. No one stepping on your other fly kicks
3. No getting shoved and tripping over security poles
4. No taking an L anyways after going through 1,2,3
5. Covid anyone?

#carmine6s #carmineday #airjordan6 #sneakeraddict #sneakers #sneakerhead #investintheculture
.
.

|DISCLAIMER: https://rares.io/disclaimer|

370 Markets LLC is "testing the waters" for possible offerings of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from Matt Hall, 8545 W. Warm Springs Rd., Ste. A4-192 Las Vegas, NV 89113 and oc@rares.io). You may also obtain a copy of the Preliminary Offering Circular at https://www.sec.gov/cgi-bin/browse-edgar?CIK=1832034

08:38

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Liked by **gsullivanjr** and **27 others**

raresapp Hi! We are Rares, a social investing platform that lets you buy and trade shares in rare sneakers. We are essentially combining the concepts of flipping sneakers and investing, into a user friendly, community focused app with actual SEC approved shares! We are still in the early phases of development of our platform but you can sign up on our webpage (link in bio) to join our waiting list. We can't wait to share our journey, and will have many exciting updates for you in the near future. In the mean time like share and follow! 🙏🙏🙏🙏

#sneakerheads #sneakerinvesting #alternativeassets #investintheculture #alternativeinvestments #fintech #startup #copordrop

|DISCLAIMER: https://rares.io/disclaimer|

370 Markets LLC is "testing the waters" for possible offerings of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from Matt Hall, 8545 W. Warm Springs Rd., Ste. A4-192 Las Vegas, NV 89113 and oc@rares.io). You may also obtain a copy of the Preliminary Offering Circular at https://www.sec.gov/cgi-bin/browse-edgar?CIK=1832034

11:37

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AWB
AUTO
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REC 0:59
F4.5
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Liked by **gsullivanjr** and **18 others**

raresapp Our CEO @geromesapp in the studio introducing our rare collection of sneakers to the world, one dope sneaker at a time! #raresapp #InvestInTheCulture™

.

.

|DISCLAIMER: https://rares.io/disclaimer|

370 Markets LLC is "testing the waters" for possible offerings of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from ADD IN NAME, ADDRESS AND EMAIL). You may also obtain a copy of the Preliminary Offering Circular at https://www.sec.gov/cgi-bin/browse-edgar?CIK=1832034

mandinisnyder 🔥🔥🔥

15 hours ago

11:38

RARESAPP
Posts



View Insights
Promote

Liked by **gsullivanjr** and **26 others**

raresapp Rares not only specializes in offering fractional ownership in some of the rarest most coveted sneakers in the world, but we also enjoy telling the unique stories around these one of a kind assets. This ultra rare 2004 Kobe Bryant Air Force 1, was a "Friends & Family" edition of the sneaker. This means that the sneaker was never mass produced, but only made for a lucky few "Friends & Family" of the late NBA great Kobe Bryant. This sneaker is also unique because it's not only a "Friends & Family" edition sneaker, but it's also a (PE) PLAYER EDITION in a size 14. That means that this Rare sneaker was made for Kobe Bryant who also wore a size 14! | Rares.io launch coming soon! | #InvestInTheCulture™ #RaresApp

.

.

|DISCLAIMER: https://rares.io/disclaimer|

370 Markets LLC is "testing the waters" for possible offerings of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from ADD IN NAME, ADDRESS AND EMAIL). You may also obtain a copy of the Preliminary Offering Circular at https://www.sec.gov/cgi-bin/browse-

11:38

RARESAPP

Posts


THIS IS NOT A SHOE
IT'S AN ASSET CLASS

View Insights

Promote

Liked by **gsullivanjr** and **24 others**

raresapp Thanks @bloombergbusiness for shining light on our amazing industry! The RARES team has BIG NEWS coming soon! www.Rares.io | #InvestInTheCulture #LaunchingSoon @businessweek

.

.

|DISCLAIMER: https://rares.io/disclaimer|

370 Markets LLC is "testing the waters" for possible offerings of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from ADD IN NAME, ADDRESS AND EMAIL). You may also obtain a copy of the Preliminary Offering Circular at https://www.sec.gov/cgi-bin/browse-edgar?CIK=1832034

11:38

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WITH RARES.IO

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75 views · Liked by **andre_violante** and **matthewdhall1**

raresapp Down in Houston, TX where our Founder/CEO Gerome Sapp is from, wearing a fresh new pair of Air Jordan's right out the box is called: "J-Walking" 😉 So, the team here at RARES wants to see how you guys "J-Walk!" It's easy, just take the most creative video of you (or a friend) walking in a pair (or multiple pairs) of Air Jordan's! When you post the video to your social, just tag us in the post and use the #hashtag #JwalkingwithRares | This will be fun!

.

.

|DISCLAIMER: https://rares.io/disclaimer|

370 Markets LLC is "testing the waters" for possible offerings of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from ADD IN NAME, ADDRESS AND EMAIL). You may also obtain a copy of the Preliminary Offering Circular at https://www.sec.gov/cgi-bin/browse-edgar?CIK=1832034



View Insights Promote

99 views · Liked by **andre_violante** and **matthewdhall1**

raresapp Air Jordan VI carmine release craziness! So how many of these people do y'all think are trying to get a pair to flip? Here are the top 5 reasons from this video alone why our app will make your life easier!

1. No long line
2. No one stepping on your other fly kicks
3. No getting shoved and tripping over security poles
4. No taking an L anyways after going through 1,2,3
5. Covid anyone?

#carmine6s #carmineday #airjordan6 #sneakeraddict #sneakers #sneakerhead #investintheculture

.

.

|DISCLAIMER: https://rares.io/disclaimer|

370 Markets LLC is "testing the waters" for possible offerings of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from ADD IN NAME, ADDRESS AND EMAIL). You may also obtain a copy of the Preliminary

11:39

RARESAPP

Posts

View Insights

Promote

Liked by **gsullivanjr** and **26 others**

raresapp Hi! We are Rares, a social investing platform that lets you buy and trade shares in rare sneakers. We are essentially combining the concepts of flipping sneakers and investing, into a user friendly, community focused app with actual SEC approved shares! We are still in the early phases of development of our platform but you can sign up on our webpage (link in bio) to join our waiting list. We can't wait to share our journey, and will have many exciting updates for you in the near future. In the mean time like share and follow! 🙏🙏🙏🙏

#sneakerheads #sneakerinvesting #alternativeassets #investintheculture #alternativeinvestments #fintech #startup #copordrop

|DISCLAIMER: https://rares.io/disclaimer|

370 Markets LLC is "testing the waters" for possible offerings of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from ADD IN NAME, ADDRESS AND EMAIL). You may also obtain a copy of the Preliminary Offering Circular at https://www.sec.gov/cgi-bin/browse-edgar?CIK=1832034

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11 days ago

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Sheiley Asana-28463

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Rome

a month ago

I'm scooping up some shares as well. These are dope😉

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370 Markets LLC is "testing the waters" for possible offerings of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from **Matt Hall, 8545 W. Warm Springs Rd., Ste. A4-192 Las Vegas, NV 89113** and **oc@rares.io**). You may also obtain a copy of the Preliminary Offering Circular at https://www.sec.gov/cgi-bin/browse-edgar?CIK=1832034

Rares | Invest in the Culture

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370 Markets LLC is "testing the waters" for possible offerings of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from **Matt Hall, 8545 W. Warm Springs Rd., Ste. A4-192 Las Vegas, NV 89113** and **oc@rares.io**). You may also obtain a copy of the Preliminary Offering Circular at https://www.sec.gov/cgi-bin/browse-edgar?CIK=1832034

Rares | Invest in the Culture

rares.io/social

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11 days ago

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12 days ago

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18 days ago

Is that... a pigeon on the shoe?

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RARES

Support
FAQs
Privacy
Terms

Contact Us
Customer Service
Press

About
What is Rares?

370 Markets LLC is "testing the waters" for possible offerings of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from **Matt Hall, 8545 W. Warm Springs Rd., Ste. A4-192 Las Vegas, NV 89113** and **oc@rares.io**). You may also obtain a copy of the Preliminary Offering Circular at https://www.sec.gov/cgi-bin/browse-edgar?CIK=1832034